SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



         Date of report (Date of earliest event reported)    March 12, 1997
                                                        -----------------------



                                OrthoLogic Corp.
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             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



        0-21214                                          86-0585310
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   (Commission File Number)              (I.R.S. Employer Identification No.)



    2850 South 36th Street, Phoenix, Arizona               85034
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    (Address of Principal Executive Offices)            (Zip Code)



                                 (602) 437-5520
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              (Registrant's Telephone Number, Including Area Code)

Item 2. Acquisition or Disposition of Assets.

         On March 12, 1997, OrthoLogic Corp., a Delaware corporation ("OrthoLogic") acquired certain assets and assumed certain liabilities of each of Danninger Medical Technology, Inc., a Delaware corporation ("DMTI"), and Danninger Healthcare, Inc., an Ohio corporation and a wholly-owned subsidiary of DMTI ("DHI, and together with DMTI, "Danninger"), pursuant to an Asset Purchase Agreement (the "Agreement") dated March 12, 1997, which is filed as an exhibit to this report. OrthoLogic paid an aggregate purchase price of approximately $13.0 million, consisting of approximately $9.0 million in cash from existing corporate resources and the assumption of approximately $4.0 million in debt.

         The acquisition was negotiated at arm's length between OrthoLogic and Danninger. Prior to the acquisition, none of the directors, officers or associates of Danninger, or their affiliates, were or are affiliated with OrthoLogic, its affiliates, its directors and officers and their associates. OrthoLogic is accounting for the acquisition of Danninger as a purchase. OrthoLogic is in the process of evaluating the current status and future integration of the operations, personnel and facilities of Danninger, and is planning on closing certain facilities and terminating or relocating certain employees. The costs related to these activities have not been estimated. Accordingly, OrthoLogic cannot determine or allocate the total purchase price at this time.

         The principal business acquired from Danninger is the manufacturing, marketing and distribution of orthopaedic rehabilitation products, including continuous passive motion devices.

Item 7. Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.
         (b)      Pro forma Financial Information.

         At the time of filing this report on Form 8-K, it is impracticable to provide the financial statements and pro forma financial information required by
Item 7 of Form 8-K. The required financial statements and pro forma financial information will be filed as soon as practicable, but no later than 60 days after this report on Form 8-K must be filed.

         (c) Exhibits. See the Exhibit Index, which is incorporated herein by reference, immediately following the Signature page to this Report.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ORTHOLOGIC CORP.



March 27, 1997                          By /s/ Allen R. Dunaway
                                          ------------------------------------
                                          Allen R. Dunaway
                                          Chief Financial Officer

                                  EXHIBIT INDEX

                                                                                                       Sequentially
   Exhibit No.                         Description of Exhibit                                          Paginated No.
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
       2.1             Asset Purchase Agreement dated March 12, 1997 by and
                       among OrthoLogic Corp., a Delaware corporation, Danninger
                       Medical Technology, Inc., a Delaware corporation, and
                       Danninger Healthcare, Inc., an Ohio corporation........................

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